Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (as may be modified from time to time, this “Second Amendment”) effective February 25, 2011 (the “Effective Date”), is made to that certain Amended and Restated Credit Agreement dated as of the 19th day of October, 2010, as amended (the “Credit Agreement”), by and among GTSI Corp., a Delaware corporation (“Reseller”), Castle Pines Capital LLC, a Delaware limited liability company (as an individual administrative agent, or as a lender, as the context may require, “CPC”) and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, formerly known as Wells Fargo Foothill, LLC (in its capacity as the collateral agent for the benefit of Lenders, the “Collateral Agent,” in its capacity as an individual administrative agent, “WFF” and, together with CPC, “Administrative Agents”), CPC as lender and the other lenders listed on Exhibit 3 of the Credit Agreement and the signature pages hereto (and their respective successors and permitted assigns), (collectively, “Lenders”).
WITNESSETH:
WHEREAS, Lenders have extended certain credit facilities to the Reseller pursuant to the Credit Agreement.
NOW, THEREFORE, pursuant to the provisions of Section 21.2 of the Credit Agreement, CPC and the Required Lenders hereby consent to this Second Amendment and agree, subject to the conditions set forth herein, to amend the Credit Agreement on the terms set forth herein.
SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
SECTION 2. Amendments to Credit Agreement.
A. Section 15.10 of the Credit Agreement is hereby amended by deleting it in its entirety and existing and replacing it with the following:
“Restricted Payments. Directly or indirectly declare or make any Restricted Payment, or set aside any funds for any such purpose, other than (a) dividends on common stock which accrue (but are not paid in cash) or are paid in kind or dividends on preferred stock which accrue (but are not paid in cash) or are paid in kind; provided, however, that Reseller’s Subsidiaries may make Restricted Payments to Reseller or a wholly owned Subsidiary of Reseller, (b) Restricted Payments for the sole purposes of purchasing Reseller’s stock from employees of Reseller and its Subsidiaries upon termination of employment of any such employee so long as (i) no Default or Event of Default shall have occurred and be continuing or result therefrom and (ii) the aggregate amount of all such Restricted Payments shall not exceed $500,000 during any 365-day period, (c) Restricted Payments for the sole purpose of purchasing a sufficient number of shares of Reseller’s stock from employees of Reseller to equal tax payments owed by such employees due on gains in value with respect to such stock so long as (i) no Default or Event of Default shall have occurred and be continuing or result therefrom and (ii) the aggregate amount of all such Restricted Payments shall not exceed $500,000 during any 365-day period, (d) Restricted Payments in respect of which Reseller shall have delivered evidence satisfactory to Administrative Agents that the following conditions have been satisfied before and after giving effect to any such Restricted Payment: (i) no Event of Default shall have occurred and be continuing or result from such Restricted Payment, (ii) the aggregate amount of all such Restricted Payments shall not exceed $500,000 during any 365-day period and (iii) when the Restricted Payment is made Reseller has availability under the Revolving Loan Facility of at least equal to the Restricted Payment, and (e) as may be otherwise permitted by Section 15.11.”

B. Section 15.11 of the Credit Agreement is hereby amended by deleting it in its entirety and existing and replacing it with the following:
“Redemptions. Directly or indirectly redeem any preferred stock or any common stock, partnership interest (of any type or class) or other equity interest of Reseller or any Covered Person except as permitted by Section 15.10.”
SECTION 3. Conditions to Effectiveness. The effectiveness of this Second Amendment is expressly conditioned upon the receipt by the Administrative Agents of counterparts hereof signed in number sufficient for each of the parties hereto.
SECTION 4. Representations and Warranties. Resellers hereby represent and warrant as follows:
A. The Credit Agreement, as amended hereby, constitutes legal, valid and binding obligations of Resellers and is enforceable against Resellers in accordance with its terms.
B. Upon the Effective Date, Resellers hereby reaffirm all covenants, representations and warranties made in the Original Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
C. No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Second Amendment which has not been separately disclosed to and/or waived by CPC.
SECTION 5. Effect on the Credit Agreement.
A. Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.
B. Except as specifically amended herein, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
C. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

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SECTION 7. Governing Law. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Colorado.
SECTION 8. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
SECTION 9. Counterparts. This Second Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.
SIGNATURES APPEAR ON NEXT PAGE

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IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Second Amendment effective as of the date and year first above written.

CASTLE PINES CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ John Schmidt
Name: John Schmidt
Title: Managing Partner

WELLS FARGO CAPITAL FINANCE, LLC as Administrative Agent and Collateral Agent

By:	/s/ John Hanley
Name: John Hanley
Title: Executive Vice President — Division Portfolio Manager

Notice Address — Administrative Agents:

c/o Castle Pines Capital LLC
116 Inverness Drive East, Suite 375
Englewood, CO 80112
Attn: Mr. John Schmidt
FAX # (303) 209-1906
TEL # (303) 209-1941
jschmidt@castlepinescapital.com

with a copy to

Mr. Robert A. Breindel
General Counsel and Secretary
FAX # (303) 209-1937
TEL # (303) 209-1906
rbreindel@castlepinescapital.com

with a copy to

Wells Fargo Capital Finance, LLC
14241 Dallas Parkway, Suite 1300
Dallas, TX 75254
Attn: Mr. John C. Reniger
FAX # (972) 661-0537
TEL # (972) 851-9113
john.reniger@wellsfargo.com

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Second Amendment effective as of the date and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daryl Hagstrom
Name: Daryl Hagstrom
Title: Senior Vice President,
U.S. Bank Asset Based Finance

Notice Address:
U.S. Bank, National Association
7th & Washington, 5th Floor
St. Louis, MO 63101
Attn: Daryl Hagstrom
FAX # 314-418-8556
TEL # 314-418-8323
Daryl.A.Hagstrom@usbank.com

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Second Amendment effective as of the date and year first above written.

GTSI CORP., as Reseller

By:	/s/ Sterling Phillips
Name: Sterling Phillips
Title: Chief Executive Officer

Notice Address for Reseller:

GTSI Corp.
2553 Dulles View Drive, Suite 100
Herndon, Virginia 20171-5219
Attn: Legal Department
Telecopy No.: 703-222-5217
Email: Legal@gtsi.com

with a copy (which shall not constitute notice) to:

Carter Strong, Esq.
Arent Fox LLP
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036
Telecopy No. 202-857-6395
strong.carter@arentfox.com